UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/21/2012

First Data Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector, N.E.
Suite 2000
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 890-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

First Data Corporation (the "Company") today announced that it intends to seek amendments to its senior secured credit facilities to, among other things, (i) convert all or a portion of the Company's existing term loans maturing September 2014 (the "2014 Term Loans") under our senior secured term loan facility into new dollar- and euro-denominated extended tranches of term loans, maturing March 2017 ("2017 Term Loans") (such extension, the "Term Loan Extension"), (ii) provide for certain increases in the Company's ability to incur indebtedness pursuant to the incremental facility option under its senior secured credit facilities and (iii) effect certain other changes as provided for in the definitive documentation for the amendments.

The effectiveness of the amendments is subject to certain conditions, including, among other things, (w) the Company's obtaining consent of (A) the lenders holding a majority of the commitments and loans outstanding under the senior secured credit facilities and (B) each lender holding 2014 Term Loans that agrees to be subject to the Term Loan Extension and (y) within 90 days of the date of the initial effectiveness of the amendment agreement, the Company having issued senior secured notes in an amount to be determined, the net cash proceeds of which shall have been used to prepay a portion of eligible 2017 Term Loans.

The Company expects that these amendments will provide it with more flexibility to address its debt maturities and that the amendments described above are an important step in enhancing its financial flexibility and continued access to long-term funding. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that the Company will achieve or realize these plans, intentions or expectations.

Safe Harbor Statement under Private Securities Litigation Reform Act of 1995

This current Report on Form 8-K includes certain disclosures which contain "forward-looking statements." You can identify forward-looking statements because they contain words such as "intends", "believes" and "expects." Forward-looking statements are based on the Company's current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actually results to differ materially from those in the forward-looking statements include the ability to obtain the consent of the requisite lenders and ability to satisfy the conditions precedent to the amendment becoming effective.

The Company is furnishing the information in this Item 7.01 in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: February 21, 2012	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary